UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2003

Date of Report (Date of earliest event reported)

TELLIUM, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 000-32743

Delaware	22-3509099
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Crescent Place

Oceanport, New Jersey 07757-0901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 923-4100

Item 5. Other Events.

The press release issued by Tellium, Inc., dated November 13, 2003, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated November 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLIUM, INC.

Dated: November 13, 2003

By:     /s/    Michael J. Losch

Michael J. Losch

Chief Financial Officer